UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 14, 2005

                              Analog Devices, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                  1-7819                  04-2348234
--------------------------------------------------------------------------------
 (State or other juris-           (Commission              (IRS Employer
diction of incorporation          File Number)           Identification No.)


      One Technology Way, Norwood, MA                      02062
--------------------------------------------------------------------------------
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 14, 2005, Analog Devices, Inc. and Jerald G. Fishman ("Executive") entered into an Employment Agreement ("Employment Agreement"). Under the Employment Agreement, the Company has agreed to continue to employ the Executive, and the Executive has agreed to continue to serve, as President and Chief Executive Officer of the Company for a term of 5 years. The Employment Agreement provides for base salary at the Executive's current base salary rate, subject to future increase by the Compensation Committee, and provides for the payment of annual bonuses and annual equity incentive awards as determined by the Compensation Committee. The Employment Agreement also provides for the establishment of a long-term equity and/or cash retention arrangement for Executive upon such terms that may be agreed upon by the Executive and the Compensation Committee. The Employment Agreement provides for severance benefits if the Executive is terminated without Cause or terminates for Good Reason (as defined in the Employment Agreement). Mr. Fishman also currently serves on the Board of Directors of the Company.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

10.1 Employment Agreement dated November 14, 2005 between Jerald G. Fishman and Analog Devices, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 15, 2005                 ANALOG DEVICES, INC.
                                         By:  /s/ Joseph E. McDonough
                                              -----------------------
                                              Joseph E. McDonough
                                              Vice President-Finance and Chief
                                              Financial Officer
                                              (Principal Financial and
                                              Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1                Employment Agreement dated November 14, 2005 between Jerald
                    G. Fishman and Analog Devices, Inc.